Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

MONTHLY OPERATING REPORT

FOR THE PERIOD ENDING June 2, 2007

TABLE OF CONTENTS

Statement/Report	Page Number

Monthly Operating Summary Report/Debtor Questionnaire	2

Consolidated Statement of Operations	3

Consolidated Balance Sheet	4

Consolidated Statement of Cash Flows	5

Allocation of Disbursements among Legal Entities	6

Payments to taxing authorities	7

Accounts receivable and post-petition payable agings	8

Asset Sales	9

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Monthly Operating Summary Report/Debtor Questionnaire
For the fiscal month ended June 2, 2007
(in 000's)

Monthly Consolidated Financial Data			March 21, 2007 - May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007
Sales			65,839	27,876
Consolidated expenses			21,739	10,817
Income (loss) before interest, restructuring, tax & reorg			9,069	(3,318)
Reorganization items			5,340	2,129
Net Income (loss)			3,056	(5,708)

					Are all accounts receivable being collected within terms?				No
REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE			EXPIRATION DATE		Are all post-petition liabilities, including taxes, being paid within terms?				Yes
					Have any pre-petition liabilities been paid?				Yes
PROPERTY/CASUALTY	YES (X)	NO ( )	5/4/2008		If so, describe:	Pursuant to court order
GENERAL LIABILITY	YES (X)	NO ( )	5/4/2008		Are all funds received being deposited into DIP bank accounts?				Yes
VEHICLE	YES (X)	NO ( )	5/4/2008		Are all funds being disbursed from DIP bank accounts?				Yes
WORKER'S COMPENSATION	YES (X)	NO ( )	5/4/2008		Were any assets disposed outside of the normal course?				Yes
EXECUTIVE PROTECTION (D&O)	YES (X)	NO ( )	5/4/2008		Were all proceeds from asset sales deposited in DIP bank accounts?				Yes
					If so, describe:	Pursuant to court order
					Are all U.S. Trustee Quarterly Fee Payments current?				Yes
					What is the status of your Plan of Reorganization?			No plan confirmed
					Are all post-petition tax returns being filed timely ?				Yes

Note: The Debtors note that the federal and
state income tax returns and certain franchise
tax returns with due dates subsequent to
February 2007 are outstanding.  The Debtor
has filed both federal and state tax income
returns for 2004 and is currently working to
file the 2005 and 2006 federal and state income
tax returns.

					Have all bank accounts been reconciled as of the period end?				Yes
Note: The Debtors note that the reconciliation of certain store-level accounts occurs historically at mid-month for the previous month.
ATTORNEY NAME: Robert J. Dehney
FIRM NAME: Morris, Nichols, Arsht and Tunnell
ADDRESS: 1201 North Market Street, P.O. Box 1347					I certify under penalty of perjury that the following Monthly Operating Report, plus attachments, is true
CITY, STATE, ZIP: Wilmington, DE 1989901347					and correct to the best of my knowledge.
TELEPHONE: (302) 658-9200

/s/ Larry D. Fair
Larry D. Fair
Chief Accounting Officer
June 25, 2007

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Consolidated Statement of Operations
For the fiscal month ended June 2, 2007
(in 000's)

	March 21, 2007 - May 5, 2007	June 2, 2007

Sales	65,839	27,876
Cost of goods sold	35,032	20,377

Gross profit	30,808	7,499

Selling, general and administrative expense	21,274	10,407
Depreciation and amortization	465	410

Operating income (loss)	9,069	(3,318)

Reorganization expenses	5,340	2,129
Interest expense, net	673	261

Earnings (loss) before income taxes	3,056	(5,708)
Income taxes	0	0

Net earnings (loss)	3,056	(5,708)

SG&A Breakdown:
Wages and benefits	10,579	5,364
Advertising	2,245	736
Occupancy costs	6,141	3,268
Credit card fees	838	384
Other SG&A	1,471	655
Total selling, general and administrative expense	21,274	10,407

Note:  Other than annually for tax purposes, detailed financial statements are not prepared for Hancock Fabrics, Inc. and its six direct or indirect subsidiaries.  Separate, stand-alone accounting records are not maintained in the general ledger for each Debtor.  Accordingly, the financial statements presented are on a consolidated basis.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Consolidated Balance Sheet
As of June 2, 2007
(in 000's)

	March 20,	May 5,	June 2,
	2007	2007	2007
Assets
Current assets:
Cash and cash equivalents	9,763	4,526	3,838
Receivables, less allowance for doubtful accounts	2,659	5,956	5,530
Inventories	113,591	91,739	81,494
Income taxes refundable	7,116	7,116	7,116
Prepaid expenses	1,346	1,073	2,423
Total current assets	134,473	110,410	100,401

Property and equipment, at depreciated cost	50,393	49,424	48,802
Other assets	14,937	16,207	15,736
Total assets	199,803	176,041	164,939
Liabilities and Shareholders' Equity
Liabilities not subject to compromise
Accounts payable	0	8,594	10,154
Credit facility: DIP financing	53,021	15,893	10,596
Accrued liabilities	651	8,317	8,960
Deferred tax liabilities	7,152	7,152	7,152

Liabilities subject to compromise
Accounts payable	33,584	31,274	30,554
Accrued liabilities	16,598	13,415	11,902
Long-term lease financing obligations	4,011	4,004	3,997
Capital Lease Obligations	1,731	1,728	1,726
Postretirement benefits other than pensions	9,216	9,276	9,345
Pension and SERP liabilities	8,281	8,403	8,498
Other liabilities	10,663	9,871	9,575
Total liabilities	144,908	117,927	112,459

Total shareholders' equity	54,895	58,114	52,480
Total liabilities and shareholders' equity	199,803	176,041	164,939

Note:  Other than annually for tax purposes, detailed financial statements are not prepared for Hancock Fabrics, Inc. and its six direct or indirect subsidiaries.  Separate, stand-alone accounting records are not maintained in the general ledger for each Debtor.  Accordingly, the financial statements presented are on a consolidated basis.

Note: The classification of certain liabilities included in the May 5 balance sheet has been revised. The revised amounts are presented in bold.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Consolidated Statement of Cash Flows
For the period June 2, 2007
(in 000's)

	March 21, 2007 - May 5, 2007	June 2, 2007
Cash flows from operating activities:
Net earnings	3,056	(5,708)
Adjustments to reconcile net earnings to cash flows used in operating activities
Depreciation and amortization, including cost of goods sold	1,989	613
Amortization of deferred loan costs	148	83
LIFO charge (credit)	(7,050)	(3,596)
Amortization of deferred compensation on restricted stock incentive plan	0	55
Reserve for store closings credits, including interest expense	1,677	(134)
Reserve for obsolete inventory	(25)	(8)
Reserve for sales returns and bad debts	(81)	0
Stepped rent accrual	(30)	(111)
Loss on disposition of property and equipment	210	72
Stock compensation expense	281	70
(Increase) decrease in assets
Receivables and prepaid expenses	(3,024)	(924)
Inventory at current cost	27,770	13,758
Income tax refundable	0	0
Other noncurrent assets	(1,418)	167
Increase (decrease) in liabilities
Accounts payable	6,284	840
Accrued liabilities	2,505	(665)
Income taxes payable	0	0
Postretirement benefits other than pensions	(163)	(43)
Long-term pension and SERP liabilities	245	156
Reserve for store closings	(77)	(202)
Other liabilities	(269)	(44)
Net cash used in operating activities	32,028	4,379

Cash flows from investing activities:
Additions to property and equipment	(598)	(42)
Proceeds from the disposition of property and equipment	489	282
Net cash used in investing activities	(109)	240

Cash flows from financing activities:
Net borrowings on revolving credit agreement	(37,128)	(5,297)
Payments for lease financing	(7)	(7)
Payments for capital leases	(2)	(3)
Tax obligation settled with treasury stock	(19)	0
Net cash provided by financing activities	(37,156)	(5,307)
Decrease in cash and cash equivalents	(5,237)	(688)
Cash and cash equivalents:
Beginning of period	9,763	4,526
End of period	4,526	3,838

Note:  Other than annually for tax purposes, detailed financial statements are not prepared for Hancock Fabrics, Inc. and its six direct or indirect subsidiaries.  Separate, stand-alone accounting records are not maintained in the general ledger for each Debtor.  Accordingly, the financial statements presented are on a consolidated basis.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Allocation of Disbursements among Legal Entities
For the periods ending
(in 000's)

	March 21, 2007 - March 31, 2007	May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007
Hancock Fabrics, Inc.	5,014	17,548	9,811
Hancock Fabrics, LLC	111	390	729
Hancock Fabrics of Michigan, Inc.	172	604	267
HF Merchandising, Inc	3,585	12,546	11,857
Hancockfabrics.com, Inc.	41	142	111
HF Enterprises, Inc.	1	3	1
HF Resources, Inc.	1	3	1

Revenue allocation by entity
	March 21, 2007 - March 31, 2007	May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007
Hancock Fabrics, Inc.	15,130	46,766	25,172
Hancock Fabrics, LLC	336	1,038	1,871
Hancock Fabrics of Michigan, Inc.	521	1,609	686
Hancockfabrics.com, Inc.	107	331	136
	16,094	49,745	27,865

Footnote:
Provided for the purpose of calculating the US Trustee fees under 28 USC Section 1930 (a).
Expenses were allocated to Hancock Fabrics, Inc., Hancock Fabrics, LLC, Hancock Fabrics MI, Inc., and Hancockfabrics.com, Inc. based on the revenue of the entities.  The amounts for HF Merchandising, Inc., HF Enterprises, Inc. and HF Resources, Inc. were based on actual expenditures.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Payments to taxing authorities
For the period ending June 2, 2007
(in 000's)

Debtors in possession and trustees are required to pay post-petition tax liabilities incurred after the filing of their Chapter 11 petition on an as due basis.

	1) Federal income taxes	YES (X)	NO ( )
	2) FICA withholdings	YES (X)	NO ( )
	3) Federal employee withholdings	YES (X)	NO ( )
	4) Employer's FICA	YES (X)	NO ( )
	5) Federal unemployment tax	YES (X)	NO ( )
	6) State income and franchise taxes	YES ( )	NO (X)
	7) State employee withholdings	YES (X)	NO ( )
	8) State unemployment taxes	YES (X)	NO ( )
	9) Property taxes	YES (X)	NO ( )
	10) Sales tax	YES (X)	NO ( )
	11) All other taxes	YES (X)	NO ( )

If any of the above taxes have not been paid, state below the tax not paid, the amount past due and the date of the last payment

Note: The Debtors note that certain franchise tax returns with due dates subsequent to February 2007 are outstanding.

** DETAILS OF PAYMENTS TO SPECIFIC TAXING AUTHORITIES IS AVAILABLE UPON REASONABLE WRITTEN REQUEST TO THE
DEBTOR'S COUNSEL AT MORRIS, NICHOLS, ARSHT AND TUNNELL, ATTN: DEREK ABBOT, 1201 NORTH MARKET STREET, WILMINGTON DE 19899

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Accounts Receivable & Payable Aging
As of June 2, 2007
(in 000's)

Accounts Receivable:	May 5, 2007	June 2, 2007
0 - 60	80	17
61 - 90	12	26
91 - 120	27	9
Over 121	12	43
Total aged accounts receivable	131	95
Excess work comp. claims	463	453
Accounts receivable vendors	152	209
Accounts receivable employees	5	7
Accounts receivable pension fund	333	347
Customer accounts receivable*	100	100
Credit card sales	4,772	4,319
	5,956	5,530

Accounts Payable **	May 5, 2007	June 2, 2007

0 - 30	4,591	3,739
31 - 60	223	381
61 - 90		12
91 - 120
Over 121
Total aged accounts payable	4,814	4,132
Distribution center inventory in transit	1,333	2,556
Drop ship inventory in transit*	1,314	1,033
Misc. expense accruals*	1,133	2,433

Total unpaid post-petition payables	8,594	10,154

* Amount shown are estimated based
on historical data.

** The accounts payable aging is based on invoice date.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Asset Sales
As of June 2, 2007
(in 000's)

	March 21, 2007 - May 5, 2007	June 2, 2007

Proceeds
Fixtures	481.4	282.0
Vehicles	7.6	-
	489.0	282.0

Note: All proceeds from the sale of assets outside the ordinary course were deposited into Hancock owned bank accounts which were swept against the DIP Credit Facility.